UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2020

(Exact Name of Registrant as Specified in Charter)

Michigan	1-16577	38-3150651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 Corporate Drive,

Troy, MI 48098

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (248) 312-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	FBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Underwriting Agreement

On October 23, 2020, Flagstar Bancorp, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc. and BofA Securities, Inc., as underwriters (the “Underwriters”), relating to the issuance and sale (the “Offering”) by the Company of $150 million in aggregate principal amount of 4.125% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”). The Notes were offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2018 (Registration No. 333-225397). The offering is expected to close on October 28, 2020, subject to customary closing conditions (the “Closing”).

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The above description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.

Share Purchase Agreement

On October 20, 2020, the Company and MP Thrift Investments L.P. (“MP Thrift”) entered into a Share Purchase Agreement (the “Share Purchase Agreement”), as amended on October 22, 2020, pursuant to which the Company agreed to purchase up to $150 million of shares of its common stock owned by MP Thrift (the “Share Purchase”) at a purchase price per share of $32.6965, which is based on the volume-weighted average price of the Company’s common stock for the three trading days up to and including October 22, 2020.

The Company and MP Thrift intend to consummate the Share Purchase substantially concurrently with the Closing, subject to closing conditions.

Item 9.01 Financial Statements and Exhibits

Exhibits

1.1	Underwriting Agreement, dated October 23, 2020, by and between Flagstar Bancorp, Inc. and Raymond James & Associates, Inc. and BofA Securities, Inc., as underwriters in the Offering

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Dated: October 26, 2020	By:	/s/ James K. Ciroli
James K. Ciroli
Executive Vice President and Chief Financial Officer